State Street Institutional Liquid Reserves Fund

Administration Class (SSYXX)

Bancroft Capital Class (VTDXX)

Institutional Class (SSHXX)

Investment Class (SSVXX)

Investor Class (SSZXX)

Opportunity Class (OPIXX)

Premier Class (SSIXX)

Service Class (LRSXX)

Trust Class (TILXX)

(The “Fund”)

Supplement dated August 8, 2024 to the

Summary Prospectuses, Prospectuses and Statements of Additional Information (the “SAIs”), each dated April 30, 2024, as may be supplemented and/or revised from time to time

Effective September 16, 2024, the Fund’s Summary Prospectuses, Prospectuses, and the SAIs are revised as follows:

Summary Prospectuses

•	The second paragraph of the section titled “Principal Investment Strategies” is hereby deleted and replaced with the following:

Although the Fund is a money market fund, the net asset value (“NAV”) of the Fund’s Shares “floats,” fluctuating with changes in the values of the Fund’s portfolio securities.

Prospectuses

•

The second paragraph of the sub-section titled “Principal Investment Strategies” within the “Fund Summaries – State Street Institutional Liquid Reserves Fund” section and the second paragraph within the sub-section titled “ILR Fund – Principal Investment Strategies” within the “Additional Information About Investment Objectives, Principal Strategies And Risks” section is hereby deleted and replaced with the following:

Although the Fund is a money market fund, the net asset value (“NAV”) of the Fund’s Shares “floats,” fluctuating with changes in the values of the Fund’s portfolio securities.

•	The first paragraph of the sub-section titled “Determination of Net Asset Value – For the ILR Fund” in the section titled “Shareholder Information” is hereby deleted and replaced with the following:

The ILR Fund determines its NAV per share once each day on which the New York Stock Exchange (the “NYSE”), The Federal Reserve banks and State Street are open for business (a “Business Day”) at 3:00 p.m. ET. The price for Fund shares is the NAV next calculated after the purchase order is accepted by a Fund. The Fund calculates its NAV to four decimal places.

•	The last two sentences of the subsection titled “Purchasing Shares” in the section titled “Shareholder Information” are hereby deleted and replaced with the following:

The ILR Fund determines its NAV at 3:00 p.m.

SAIs

•	The paragraph in the sub-section titled “ILR Fund” in the section titled “Pricing of Shares” is hereby deleted and replaced with the following:

The Fund’s NAV per share will float. The Fund determines its NAV per share once each business day at 3:00 p.m. Eastern Time (“ET”) except for days when the NYSE’s regular closing is prior to 3:00 p.m. ET, in which event the Fund determines its final NAV for the day at the earlier closing time (each time when the Fund determines its NAV per share is referred to herein as a “Valuation Time”). The Fund calculates its NAV to four decimal places.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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